Exhibit 32.1

                  Certification of the Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the annual report of Gift Liquidators, Inc, (the "Company) on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Max Colclasure, the Chief Executive Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Max Colclasure
                                                     ------------------
                                                     Chief Executive Officer
                                                     Date April 7, 2005